Exhibit 99.1

Janney Montgomery Scott Virtual Road Show
September 15, 2020
Driven By Energy
Commitment Growth
Leadership
Safety Sustainability
Solutions
Strength Team Service Performance Community
Value

Forward Looking Statements and Other Disclosures
Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ 2019 Annual Report on Form 10-K, the Form 10-Q for the quarter ended June 30, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion.
REG D Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes.
Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner.
COVID-19 Impact: At this time, we cannot fully quantify the impact that the Coronavirus Disease 2019 (“COVID-19”) will have on the economy, and more particularly, on Chesapeake Utilities Corporation (“Chesapeake Utilities” or the “Company”). The earnings and capital estimates we have included herein do not reflect any estimates of the potential impact. For the second quarter and year-to-date we have provided financial accounting estimates of the short-term impact of COVID-19. As we gain further clarity on the disruption to our operations caused by COVID-19, including the impact on our projected gross margin, EPS estimates, timing of capital expenditures, etc., we will update our guidance as necessary.
Please note that Chesapeake Utilities Corporation (NYSE: CPK) is not affiliated with Chesapeake Energy (NYSE: CHK), an oil and natural gas exploration company headquartered in Oklahoma City, Oklahoma.

Business Overview
Diversified Energy Delivery Business
Natural Gas Transmission
Delaware, Maryland, Pennsylvania, Florida
Midstream
Natural Gas Distribution
Energy Delaware, Maryland, Florida 38%
81%
Regulated Electric Distribution
Florida
Propane Distribution and AutoGas
Delaware, Maryland, Pennsylvania, Virginia,Florida
Marlin Mobile CNG and RNG Utility Services Downstream Energy (Virtual Pipeline) 62% 19% Eight Flags Combined Heat & Power
Unregulated Eastern United States
Natural Gas Transportation
Ohio
Operating Income from Continuing Operations
For the Year Ended December 31,
(in thousands) 2019 2018 2017 2016 2015
Regulated Energy $    86,584 $    79,215 $    74,584 $    71,515 $    62,137 Unregulated Energy                19,939                17,124                 14,941                11,732                 14,244 Other businesses and eliminations                (236)                (1,496)                 205                402                 418 Total Operating Income from Continuing Operations $    106,287 $    94,843 $    89,730 $    83,649 $    76,799

Driven by Energy. Delivering Energy
Annual Five Year Performance thru June 30, 2020
Cap Ex/Total Capitalization 19.8%
EPS Growth 8.4%
Dividend Growth 8.9%
Earnings Retention 56.9%
Return on Equity 11.7%
Annual Shareholder Return 11.3%
June 30, 2020 Shareholder Return Return Earnings on Equity 11.3% Dividend Retention 11.7% EPS Growth 56.9% Cap Ex/Total Growth 8.9% Capitalization 8.4% 19.8%

Commitment to Employees, Customers and Communities
Employees
• Premium pay to field employees through June
• Chrome books for children of employees to do their school work
• Social distancing protocols in effect along with personal protective equipment, where appropriate
• Employees working remotely as much as possible
• Company holiday in May
Customers
• Our distribution and transmission businesses are considered essential businesses
• Suspended service disconnects, waived late fees, extended payment terms, etc.
• Proactively promoting budget programs and payment options to customers
Communities
• Everyday commitment to local communities
• $238,000 in contributions to local organizations to aid in the fight against the COVID-19 impact
• Chesapeake is matching employee donations to local community organizations
Investors/Financial Community
• Reaffirm 2022 EPS target $4.70 to $4.90 and Capital investment target range of $750 million to $1 billion 2018 thru 2022
• Growth projects and business development activities continue as planned
• Strong balance sheet and liquidity position to provide adequate capital for growth
• Dividend growth of 8.6% in 2020 driven by EPS growth
• Established At-The-Market Equity Program
• Renewing Short-term Bank Credit Facilities
Driven by Commitment

Second Quarter Overview
Earnings Per Share Second Quarter Year-to-Date 2020 2019 2020 2019 $    0.66 $    0.50 $    2.42 $    2.25
Strong performance for the first half of 2020 :
• Continued growth in the Company’s businesses
• Addition of the Boulden acquisition
• Retail propane margins per gallon
• Expense management
• Gains from property sales overcame milder weather and the impact of COVID-19
• Interim billings related to Hurricane Michael recovery have been deferred pending final regulatory approval
Our diverse and engaged employees’ ability to execute during these challenging times is demonstrated by our strong performance and significant business achievements during the quarter. Generating increased performance quarter-over-quarter, as well as on a year-to-date basis, was a significant accomplishment in the midst of the COVID-19 pandemic.
We have continued to remain extremely focused on employee and customer health and safety as we safely and reliably deliver our essential energy services during this global pandemic.

Key Business Factors: COVID–19 Impact
• Chesapeake Utilities is an “essential business” to our customers and communities. As such, our operational activities and construction projects continue; all the while, we are adhering to safety guidelines and social distancing.
• The Company’s pandemic response plan, which has included all employees who can to telework, and providing personal protective equipment (PPE) to those customers who have continued to operate in the field delivering our essential services.
• For the three and six months ended June 30, 2020, respectively, the COVID-19 impacts were $2.5 million and $2.9 million, respectively Margin • Primarily driven by reduced consumption of energy largely in the commercial and industrial sector
• COVID-19 margin decreases offset by higher residential use due to stay at home provisions
• Additional expenses incurred in support of the ongoing delivery of or our essential services during these unprecedented times ($1.8 million for Second Quarter and Year-to-Date) Expenses • Personal protective equipment cost, premium pay for field operations and higher bad debt expense
• COVID-19 related expenses offset by reduced travel cost and lower financing costs
• As the COVID-19 pandemic is ongoing, the Company to date has not established regulatory assets associated with the incremental expense impact, as currently Regulatory authorized by Maryland and Delaware PSCs
• In Florida, the PSC has decided not to address a Regulatory asset Statewide, but rather for each independent utility request with a petition.
• No significant COVID-19 on our FERC Regulated interstate transmission line

Capital Expenditures Forecast
Estimate for 2020
Forecast for Fiscal 2020
(dollars in thousands) Low High
Regulated Energy:
Natural gas distribution $                75,000 $                80,000 Natural gas transmission                70,000                80,000 Electric distribution                 5,000                 7,000 Total Regulated Energy                150,000                167,000
Unregulated Energy:
Propane distribution                10,000                13,000 Energy transmission                10,000                15,000 Other unregulated energy                14,000                19,000                 Total Unregulated Energy                34,000                25,000
Other:
Corporate and other businesses                 1,000                 1,000
Total 2020 Capital Expenditures $                185,000 $                215,000
The Company’s capital expenditures were $88.4 million for the six months ended June 30, 2020. We will continue to update this forecast as we move through the year, including any unexpected capital delays resulting from COVID-19.

Recent and Current System Expansions
Natural Gas Services to New Territories
Recently Completed Projects Underway
ESNG 2017
Northwest Florida System Expansion Expansion
Project (Delmarva Del-Mar Energy Peninsula West Palm Beach County Expansion Pathway (Florida) Expansion Full Service Q3 Full Service Q4 Auburndale Callahan 2020 2021 Expansion (FL) Expansion (FL) In Service June 2020 Guernsey Pipeline RNG
Expansion (Ohio) Transportation Partial Service Q4 (Delmarva) 2021 2021 Elkton LDC
Natural Gas Acquisition

Major Projects and Initiatives
Gross Margin Contributions

Elkton Gas Company
Summary of Transaction
Acquisition Completed
Legend

Renewable Natural Gas
Waste products are converted to Biogas in an anaerobic digester. The raw Biogas does not meet gas pipeline quality standards. An upgrading (clean-up) process, similar to the gas processing CPK currently operates in Ohio, is required to produce Biomethane, typically referred to as Renewable Natural Gas (RNG) prior to pipeline injection.

CPK’s Renewable Natural Gas Proposition
Presents Multiple Investment Opportunities
Distribution Operations
Transmission Operations Marlin
Potential investment Additional Interstate pipeline Investment in gas processing transportation interconnects for equipment which we equipment to receipt of renewable Opportunity will seek to include support this growing natural gas in rate base opportunity
Tariff changes made Regulatory No tariff changes by ESNG to accept
Unregulated Gas initially; will be part this pipeline quality Transport Actions of the PGA. gas. PPC filing to be done in the future.
Multi-year contracts Multi-year contracts for receipt of gas into Multi-year contracts for processing and system and delivery to transport gas to Long-term Value receipt of gas into into distribution pipeline systems. distribution system. system.
• As a result of the Bioenergy DevCo and CleanBay projects, the Company expects to generate $1.0 million in incremental margin in 2021 from renewable gas transportation.
• These projects provide the opportunity for the Company to utilize renewable natural gas, and play an active role in the clean-up of poultry waste as well support the sustainability of agribusiness on Delmarva.
• There are numerous profitable investment opportunities across the CPK value chain as we play a key role in ensuring a sustainable future for our local communities.

Key Regulatory Initiatives
Hurricane Michael Limited Proceeding
• October 2018 Hurricane Michael –Northwest Florida
• August 2019 FPU filed limited proceeding with Florida PSC
• Fourth Quarter 2019 FPU and the Office of Public Counsel filed a request to approve interim rates
• FPU continues to work with the Florida PSC on Hurricanes Michael and Dorian storm recovery
• Requested recovery of storm related costs through a change in base rates
• Requested certain storm related costs as a regulatory asset for costs not allowed through the storm reserve, as well as the recovery of plant investment
• Interim rates were established in January 2020 and have been fully reserved pending final resolution of the proceeding

Capital Capacity to Support Future Growth
(in thousands) Stockholders’ Equity Long-Term Debt Short-Term Debt * *
Equity/Permanent 70.6% 76.5% 71.1% 62.1% 56.1% 58.0% Capitalization Equity/Total 51.9% 55.4% 51.5% 45.4% 43.4% 44.8% Capitalization
**Short-term Debt Includes Current Portion of Long-Term Debt Green Line Shows 50% Equity to Total Capital Target
Available Financing Capacity
Renewing $370 million bank lines of credit through October 2020
Anticipate terminating unused $95 million incremental liquidity expiring October 2020
$90 million LTD funded Third Quarter 2020
15 Years at Average 2.98%
$310 million private placement shelf facilities available for additional financing needs
Chesapeake seeks to align permanent financing with the in-service dates of its capital projects
$31.7 million increased equity year-to-date
$25.8 million earnings retention
$ 4.1 million issued under stock plans
$ 1.8 million other comprehensive income
$75 million ATM Program Filed 8/17/2020
Target Equity to Total Capitalization Ratio of 50% or Higher

ESG Stewardship
We remain steadfast in our commitment to environmental, social and governance stewardship. The key to our success is our strong culture that fully engages all of our team members. We are a responsible company that promotes safety, integrity, accountability and reliability
Our diverse, talented and hard-working team is the drive behind our strategic growth and our commitment to providing safe, reliable, sustainable and efficient energy solutions to customers.
Our corporate governance is the foundation of our processes and our decision-making throughout the Company, beginning with our Board of Directors and extending to every employee.
We continue to cultivate the Chesapeake Utilities’ sustainability story.

CHESAPEAKE UTILITIES CORPORATION

ESG At Our Core

Women in Utilities Webinar – **Be Extraordinary Everyday** by Demonstrating Diversity.


CHESAPEAKE UTILITIES
GIVING

Delivering Natural Gas To Somerset County, Maryland, To Support Environmentally Conscious Economic Growth

The Somerset County Expansion Project will deliver natural gas service to Somerset County, Maryland. It will extend natural gas service to the Eastern Correctional Institution and the University of Maryland Eastern Shore, helping to improve each facility's environmental profile while offering significant economic benefits to the area. Residents and businesses along the line will also have the choice to use environmentally beneficial and less expensive natural gas service.

Equity, Diversity and Inclusion Council Promotes our Workplace Culture.

Measures to help keep employees, customers and communities **safe and healthy** during the COVID-19 pandemic.

During these extraordinary times, we are **honored to support** our customers and communities, including United Way, Salvation Army and Feeding America.


Although apart,
we can come together
for a common goal this
Earth Day


LINEWORKERS
APPRECIATION DAY
FLORIDA PUBLIC UTILITIES
CHESAPEAKE


NATIONAL SAFETY MONTH

Partnering with CleanBay Renewables to Increase Sustainable Energy in the Delmarva Community

We recently announced a new partnership with CleanBay Renewables Inc. (CleanBay), an enviro-tech company focused on the production of sustainable renewable natural gas, which will generate greenhouse gas credits associated with vehicular usage, and provide Chesapeake Utilities the opportunity to bring additional renewable natural gas to its Delmarva operations.

Next Steps in Our Sustainable Renewable Natural Gas Strategy

We partnered with Bioenergy DevCo (BDC), a leading global developer of anaerobic digestion facilities that creates renewable energy and healthy soil products from organic material. The joint project involves removing excess organics from poultry waste and converting it into Renewable Natural Gas.

17

Driving Our Actions
Focus on Shareholder Value and Growth
High standards of safety and operational performance.
Optimize growth opportunities within rate, customer demand and market constraints
Maintain a regulated/ unregulated business mix designed to produce better than utility returns and an acceptable level of risk
New regulated and unregulated growth through greenfield projects, acquisitions and partnerships Focus on business units, services and products that align with our core business strengths
Achieve Peer Group upper quartile performance in annual EPS, ROE, Dividend Growth and Total Shareholder Return
Continue to evolve Chesapeake’s organization structure, employee resources and development, operating practices and technology platforms to keep pace with the Strategic Growth Plan
Sustain our successful culture, our special sauce, including our positive relationships with employees, customers, communities we serve, regulatory bodies and investors

Capital Investment Guidance
Continued Record Investment in Our Business to Drive Growth
Target 2018 – 2022 : $750 million—$1 billion
*We will continue to update this forecast as we move through the year, including any capital deployment delays resulting from COVID-19.
Management reaffirms its five year capital expenditure guidance of $750 million to $1 billion. From 2018 through June 30, 2020, the Company has invested $570 million on new capital expenditures.

Reaffirm Current Earnings Guidance
2022 EPS Target Range of $4.70—$4.90
2019 2022 Guidance: 2022 Guidance: Pre 2/26/20 Post 2/26/20
On February 26, 2020, we updated our EPS guidance based on our current strategic plan planned investments and growth prospects.
We are continuing to monitor the COVID-19 impacts and will provide updates, as necessary, to our EPS target range.
* 2019 EPS $3.72 from Continuing Operations

Chesapeake Utilities
Closing Remarks
Strong earnings for the second quarter despite the uncertain challenges of the COVID-19 pandemic.
Engaged in expense management across the Company and operational efficiency in this new business normal situation.
Excited about our recently completed Elkton Gas acquisition, and our commitment to renewable natural gas to support sustainability of the Delmarva agribusiness industry and improving the environmental health of the Chesapeake Bay.
Regulatory proceeding for Hurricane Michael is underway but not included in year-to-date results.
We affirm our strategic planning guidance for 2022:
- Capital Expenditures Range—$750 million to $1 billion
- Earnings per Share—$4.70 to $ 4.90.
Focused on employee and customer health and safety as we deliver our essential energy services
Please note CPK received seven ARC Awards for our 2019 Annual report, with some photos contained herein.

Thank You!
Jeff Householder President & CEO jhouseholder@chpk.com
Beth Cooper Executive Vice President, CFO and Asst. Secretary bcooper@chpk.com
Jim Moriarty
Executive Vice President, General Counsel , Corporate Secretary and Chief Policy and Risk Officer jmoriarty@chpk.com
Thomas E. Mahn Vice President and Treasurer tmahn@chpk.com

Appendix
Long-Term Track Record Performance Metrics
Driving Shareholder Return

Continuing to Build for the Future
Organic Growth Opportunities Supplemented with Targeted Acquisitions
Historical Cap Ex & Acquisitions In Millions
Cumulative Cap Ex since 2015: $1.037 Billion
Cumulative Cap Ex since 2009: $1.568 Billion
Cap Ex Acquisitions

Growth in Earnings per Share
13 Years of Record Earnings
5 year CAGR = 9.9%
10 year CAGR = 10.6%
For Periods Ended December 31st Basic GAAP Earnings per Share

Strong Track Record of Dividend Growth
Driven by Earnings Growth
5 year CAGR = 8.9%
10 year CAGR = 7.2%
On May 7, 2020, the Board of Directors increased the annualized dividend to $1.76 per share, an increase of 8.6%. The $0.14 per share increase aligns our five year EPS growth rate of 9.9% with our five year dividend growth rate of 8.9%.
The latest increase represents the 17th consecutive year of dividend growth, and will result in Chesapeake having doubled its dividend over the last ten years.

Solid Track Record of Higher Return on Equity (ROE)
Consistently Exceeding the Peer Median and 75th Percentile
Return on Equity
For the periods ending December 31, 2019
CPK 12.01% 11.89% 11.84% 11.83% Peer Median 8.90% 10.04% 8.59% 8.86%
Peer 75th Percentile 10.44% 10.63% 10.32% 10.08%
* Normal Comparative Peer Group

Key Performance Metrics
Financial Discipline Driving Growth and Performance
Chesapeake Percentiles compared to Performance Metrics Chesapeake Results Performance Peer Group
For periods ending 06/30/20 unless otherwise noted 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10 Year
Capital Expenditures / Total Capitalization 13.9% 21.1% 21.7% 21.5% 68.2% 100.0% 100.0% 100.0% Earnings Per Share Growth (CAGR) 12.8% 17.3% 8.4% 9.2% 68.0% 99.3% 68.3% 87.4% Return on Equity 12.0% 12.4% 11.7% 11.9% 96.8% 100.0% 99.4% 96.2% Dividends Per Share Growth (CAGR) 8.6% 10.6% 8.9% 7.2% 94.2% 100.0% 91.8% 100.0% Earnings Retention Ratio 57.4% 58.9% 56.9% 55.6% 90.1% 100.0% 100.0% 100.0% Shareholder Return (CAGR) -9.9% 5.7% 11.3% 17.7% 92.9% 89.7% 72.9% 91.6%
Top Quartile Above Median
CPK is in the top quartile for 20/24 metrics (83%) and above the median for 24/24 metrics (100%).